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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 17, 2005

                                 SUPERVALU INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                     1-5418                  41-0617000
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

              11840 Valley View Road
             Eden Prairie, Minnesota                               55344
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (952) 828-4000


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 17, 2005, SUPERVALU INC. issued a News Release announcing its financial results for the quarterly period ended September 10, 2005, and updating its fiscal 2006 earnings per share guidance. A copy of the News Release issued by SUPERVALU INC. in connection with this Item 2.02 is attached as
Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c). Exhibits.

              A News Release issued by SUPERVALU INC. on October 17, 2005, is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 17, 2005

                                         SUPERVALU INC.

                                         By:  /s/ John P. Breedlove
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                                              John P. Breedlove
                                              Associate General Counsel,
                                              Corporate Secretary
                                              (Authorized Officer of Registrant)

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                                  EXHIBIT INDEX

Exhibit      Description of Exhibit
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 99.1        News Release of SUPERVALU INC., dated October 17, 2005